       CORNERSTONE







                      ADVANTUS CORNERSTONE FUND, INC.

                     SEMI-ANNUAL REPORT DATED MARCH 31, 2000

                                                        [LOGO]


EQUITY
[COVER ART]

ADVANTUS Cornerstone Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

SHAREHOLDER SERVICES              18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Americans are enjoying the longest period of economic expansion in U.S. history. This period of growth, which began in March of 1992, recorded its ninth year of uninterrupted growth in March. To date, the Federal Reserve's actions to slow the nation's growth engine have not dramatically impacted the upward trend. Despite the run-up in interest rates over the past year, housing starts and auto sales, indicators of a robust economy, remain strong.

Around the globe we are seeing economic growth accelerate, albeit at a modest pace. Asia is rapidly recovering from the economic debacle of the late 90s. The Bank of Japan has kept interest rates near zero to further assist that country's recovery. In Europe, the Central Bank raised rates to support a weak euro and guard against inflation. Latin American economies, such as Brazil, are showing signs of increasing strength (e.g., lower inflation, job creation). No country comes close to the sustained economic vigor of the U.S., but many of the world's economies are growing.

Volatility in the stock market was frequent and dramatic throughout the six-months, with the wildest of the ride coming in early April, shortly after this reporting period ended. The first calendar quarter of the new millennium was a time of contrasts. For the first two months, the broad market was slightly down, with the growth sector of technology rising and the value sectors of the market falling. March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena, adding to the market tumult. Technology, however, continues to drive the increased spending in businesses. As tech spending increases, so does productivity.

Interest rates also showed a mixed picture. The Federal Reserve raised the Fed Funds rate five times between June 1999 and March 2000. Each time only .25 percent, a cumulative increase of 1.25 percent over this 10-month period. However, longer maturity Treasury bond prices rose and their yields declined as the U.S. Treasury used some of the budget surplus to begin buying back Treasury bonds. Meanwhile, corporate bond yields increased.

In the pages that follow, your Fund's portfolio manager will give you his insight on the Fund's performance for this reporting period. Also, we are pleased to announce that you can now access your Advantus Funds data online through the Advantus web site: www.advantusfunds.com. To learn how you can access your Advantus Fund information through our internet site, call Advantus Shareholder Services at 1-800-665-6005.

We value your business and want to make doing business with us as easy for you as possible. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS CORNERSTONE FUND

PERFORMANCE UPDATE

[PHOTO]

MATTHEW NORRIS, CFA
PORTFOLIO MANAGER
The Advantus Cornerstone Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of mid and large capitalization companies (i.e., companies with a market capitalization of at least $1.5 billion) at the time of purchase. In selecting equity securities, the Fund invests in securities that the investment adviser believes are undervalued relative to other securities, earn low returns with a potential for higher returns or are undervalued relative to their potential for improved operating performance and financial strength.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Cornerstone Fund's performance for the six-month period ended March 31, 2000 for each class of shares offered is as follows:

CLASS A..........................        3.86 PERCENT*
CLASS B..........................        3.42 PERCENT*
CLASS C..........................        3.43 PERCENT*

The Fund's benchmark, the Russell 1000 Value Index,** earned 5.94 percent for the same period.

PERFORMANCE ANALYSIS

The last six months in the equity markets have been a time of contrasts. Toward year end 1999, the realization struck that the Y2K problem was not going to surface, and technology stocks rallied strongly all the way to mid-February. During this time, the broad market was mixed to slightly up, with the growth sector of technology rising and the value sectors of the market falling.
March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena. Financial stocks had become very inexpensive, and had a tremendous move upward beginning in mid-March. This took the value indices back to positive territory for the year, and narrowed the gap with the growth indices.

Short-term interest rates rose throughout the period, while longer-term rates were stable to declining. The rally in financial stocks is the collective wisdom of the market speaking; and they are saying that the Federal Reserve Board is done, or nearly done, with raising short-term rates. The Cornerstone Fund has been underweight in financials for some time. However, our thesis is based largely on the fundamentals of the banking and insurance industries, rather than a macro call on interest rates.

In a continuation of recent history, the Technology sector was the best performer for the period. Financials and Health Care were next, although each experienced five months of poor performance, and were rescued by short-term upward moves. Transportation and Capital Goods were the worst performing sectors.

The Fund's best relative performance came from the Utilities sector due to strong individual stock selection. Our long-term holdings in Enron Corporation and AES Corporation continue to do well. Both of these companies are benefiting from the deregulation of electricity markets, a trend we feel will continue for some time. Other positive sectors were Capital Goods and Financials, again due to strong stock selection.

The Communication sector provided the worst relative performance for the Fund. The Fund's holdings in large, established communication stocks such as AT&T Corporation and the regional bell companies have done poorly. Many of these companies are investing heavily for the future at the expense of near-term earnings. We remain invested in this area, as earnings will begin to re-emerge at the end of this year and throughout 2001. The second worst relative sector returns came from Technology, which was not a function of our stock picking skills, but rather an underweight in the sector. The Technology sector is full of successful, growing companies which have recently been over-valued by the market. However, the sector also has high volatility. Any negative announcement by a technology company often results in the market sending its stock price down notably. The Fund is looking to seize upon these opportunities, and has raised the technology weight over the period.

As always, during the quarter the complexion of the portfolio experienced changes. A new portfolio management team was placed in charge earlier in the year, as your prospectus supplement stated. This team is now larger and brings more experience to the process. A slight change in philosophy was also implemented at this time. Previously, the Fund was run with a deep-value, contrarian approach. While this approach has proven itself over long periods of time, it also has periods of lagging performance. The focus going forward will be somewhat broader in nature, best described as growth at a reasonable price. We seek to purchase successful companies at prices that are undervalued relative to their prospects. This should allow the Fund to have more of an "all-weather" performance record, while aiming to reduce the swings of the past. This change in approach does NOT affect the investment objective and policies of the Cornerstone Fund, which continues to seek long-term accumulation of capital by investing in mid-to-large capitalization companies deemed by Advantus to be undervalued relative to their future earnings and growth potential.

OUTLOOK
The current market focus centers on the action of interest rates and the Federal Reserve. We feel that any additional rate increases will likely dampen equity market performance, while a change to stable or falling rates would be a positive. While the Fund watches these changes, we will remain focused on company fundamentals, choosing to invest in companies whose stock prices are below the value of the company. We select successful companies with strong management teams that will perform well through any interest or economic scenario.

The Cornerstone Fund will always stick to a long-term focus of investing. We anticipate recent higher turnover in holdings will cease, and this is usually a positive for fund performance. As always, we wish to provide a superior return to your invested dollar by utilizing a value approach to investing.

We would also like to repeat the cautionary statement we have offered a number of times in the past year. While it is not possible to predict the direction of the stock market, we caution against an automatic belief in continuation of current trends. Some sectors of the market have returned greater than 25% per year since 1995. Just about the time investors come to expect that sort of return, is usually the time when things return to normalcy. We foresee neither a boom nor bust market for the year 2000, but simply a year of average returns. *Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. If these charges were reflected, performance would be reduced. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS CORNERSTONE FUND,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the Russell 1000 Value Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 2000.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
                                               One year   -1.99%
                                              Five year   12.86%
                              Since inception (9/16/94)   12.38%
Class B:
                                               One year   -2.04%
                                              Five year   13.08%
                              Since inception (9/16/94)   12.46%
(Thousands)
                                                Class A  Class B  Russell 1000      CPI
                                                                   Value Index
9/16/94                                         $10,000  $10,000       $10,000  $10,000
9/30/94                                           9,374    9,870         9,743   10,054
9/30/95                                          11,598   11,708        12,441   10,275
9/30/96                                          14,441   14,649        14,673   10,570
9/30/97                                          19,980   20,400        20,880   10,818
9/30/98                                          16,694   16,947        21,629   10,973
9/30/99                                          18,384   18,531        25,678   11,261
3/31/00                                          19,093   19,170        27,203   11,482

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class C:
                                              One year         2.96%
                                             Five year        13.19%
                              Since inception (3/1/95)        13.90%
(Thousands)
                                               Class C  Russell 1000      CPI
                                                         Value Index
3/01/95                                        $10,000       $10,000  $10,000
9/30/95                                         12,013        12,107   10,146
9/30/96                                         14,846        14,280   10,437
9/30/97                                         20,354        20,320   10,682
9/30/98                                         16,838        21,049   10,834
9/30/99                                         18,411        24,989   11,119
3/31/00                                         19,042        26,473   11,338

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                         MARKET      % OF STOCK
COMPANY                                     SHARES       VALUE       PORTFOLIO
-------                                    --------   ------------   ----------
Exxon Corporation........................   78,203    $ 6,085,169       5.8%
MediaOne, Inc............................   60,600      4,908,600       4.7%
Citigroup, Inc...........................   78,160      4,635,865       4.4%
GTE Corporation..........................   47,495      3,372,145       3.2%
Microsoft Corporation....................   28,600      3,038,750       2.9%
General Electric Company.................   18,700      2,902,006       2.8%
American International Group.............   26,418      2,892,771       2.8%
Federal National Mortgage Association....   49,500      2,793,656       2.7%
SBC Communications, Inc..................   63,942      2,685,564       2.6%
Intel Corporation........................   20,200      2,665,138       2.6%
                                                      -----------      ----
                                                      $35,979,664      34.5%
                                                      ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   2.0%
Health Care                         3.4%
Capital Goods                       4.5%
Utilities                           4.5%
Basic Materials                     4.6%
Consumer Cyclical                   7.4%
Consumer Staples                    9.1%
Energy                             10.7%
Communication Services             14.0%
Financial                          18.9%
Technology                         20.9%

                                                       ADVANTUS CORNERSTONE FUND
                                                       INVESTMENTS IN SECURITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                           MARKET
SHARES                                                                    VALUE(A)
------                                                                  ------------
COMMON STOCK (98.0%)
  BASIC MATERIALS (4.6%)
    Aluminum (.9%)
    13,600   Reynolds Metals Company..........................          $    909,500
                                                                        ------------
    Chemicals (.9%)
    18,872   E.I. DuPont de Nemours and Company...............               997,857
                                                                        ------------
    Paper and Forest (2.8%)
    34,900   International Paper Company......................             1,491,975
    43,550   Mead Corporation.................................             1,521,528
                                                                        ------------
                                                                           3,013,503
                                                                        ------------
  CAPITAL GOODS (4.5%)
    Electrical Equipment (3.6%)
    16,300   CBS Corporation (b)..............................               922,987
    18,700   General Electric Company.........................             2,902,006
                                                                        ------------
                                                                           3,824,993
                                                                        ------------
    Machinery (.5%)
    14,400   Deere & Company..................................               547,200
                                                                        ------------
    Office Equipment (.4%)
     4,200   Lexmark International Group, Inc. (b)............               444,150
                                                                        ------------
  COMMUNICATION SERVICES (14.0%)
    Telecommunication (3.8%)
     4,200   Adelphia Business Solutions (b)..................               258,825
    38,500   Sprint Corporation...............................             2,425,500
    11,200   Sprint Corporation (b)...........................               731,500
     8,000   Time Warner Telecom, Inc. (b)....................               636,000
                                                                        ------------
                                                                           4,051,825
                                                                        ------------
                                                                           MARKET
SHARES                                                                    VALUE(A)
----------------------------------------------------------------------------------
COMMUNICATION SERVICES--CONTINUED

    Telephone (10.2%)
    14,400   AT&T Corporation - Liberty Media Group (b).......          $    853,200
    38,700   Bellsouth Corporation............................             1,818,900
    47,495   GTE Corporation..................................             3,372,145
     5,600   Nextlink Communications, Inc. (b)................               692,650
    63,942   SBC Communications, Inc..........................             2,685,564
    19,800   US West, Inc.....................................             1,437,975
                                                                        ------------
                                                                          10,860,434
                                                                        ------------
  CONSUMER CYCLICAL (7.4%)
    Auto (3.1%)
    70,850   Delphi Automotive Systems Corporation............             1,133,600
    24,110   Ford Motor Company...............................             1,107,553
    13,200   General Motors Corporation.......................             1,093,125
                                                                        ------------
                                                                           3,334,278
                                                                        ------------
    Publishing (1.1%)
    32,945   Reader's Digest Association......................             1,165,429
                                                                        ------------
    Retail (2.0%)
     9,500   Home Depot, Inc..................................               612,750
    27,500   Wal-Mart Stores, Inc.............................             1,526,250
                                                                        ------------
                                                                           2,139,000
                                                                        ------------
    Service (1.2%)
    66,425   Cendant Corporation (b)..........................             1,228,862
                                                                        ------------
  CONSUMER STAPLES (9.1%)
    Beverage (.5%)
    16,600   PepsiCo, Inc.....................................               573,737
                                                                        ------------
    Broadcasting (4.6%)
    60,600   MediaOne, Inc. (b)...............................             4,908,600
                                                                        ------------

              See accompanying notes to investments in securities.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                           MARKET
SHARES                                                                    VALUE(A)
----------------------------------------------------------------------------------
CONSUMER STAPLES--CONTINUED
    Entertainment (3.3%)
    17,300   Time Warner, Inc.................................          $  1,730,000
    41,900   Walt Disney Company..............................             1,733,612
                                                                        ------------
                                                                           3,463,612
                                                                        ------------
    Household Products (.7%)
     8,400   Minnesota Mining and Manufacturing Company.......               743,925
                                                                        ------------
  ENERGY (10.7%)
    Oil (8.0%)
    13,885   Chevron Corporation..............................             1,283,495
     9,300   Diamond Offshore Drilling........................               371,419
    78,203   Exxon Corporation................................             6,085,169
    14,200   Royal Dutch Petroleum Company (c)................               817,387
                                                                        ------------
                                                                           8,557,470
                                                                        ------------
    Oil & Gas (2.7%)
     9,700   Atlantic Richfield Company.......................               824,500
    50,900   Baker Hughes, Inc................................             1,539,725
     4,400   Global Marine (b)................................               111,650
     7,600   Nabors Industries (b)............................               294,975
     2,400   Transocean Sedco Forex, Inc......................               123,150
                                                                        ------------
                                                                           2,894,000
                                                                        ------------
  FINANCIAL (18.9%)
    Banks (4.9%)
    39,800   Bank of America Corporation......................             2,087,012
    19,090   Chase Manhattan Corporation......................             1,664,409
    34,700   Wells Fargo Company..............................             1,420,531
                                                                        ------------
                                                                           5,171,952
                                                                        ------------
                                                                           MARKET
SHARES                                                                    VALUE(A)
----------------------------------------------------------------------------------
FINANCIAL--CONTINUED
    Consumer Finance (1.4%)
     5,800   American Express Company.........................          $    863,837
    12,200   Capital One Financial Corporation................               584,838
                                                                        ------------
                                                                           1,448,675
                                                                        ------------
    Finance-Diversified (2.6%)
    49,500   Federal National Mortgage Association............             2,793,656
                                                                        ------------
    Insurance (7.1%)
    26,418   American International Group.....................             2,892,771
    78,160   Citigroup, Inc...................................             4,635,865
                                                                        ------------
                                                                           7,528,636
                                                                        ------------
    Investment Bankers/Brokers (2.9%)
     8,800   Merrill Lynch & Co., Inc.........................               924,000
    26,140   Morgan Stanley Dean Witter.......................             2,132,044
                                                                        ------------
                                                                           3,056,044
                                                                        ------------
  HEALTH CARE (3.4%)
    Drugs (2.7%)
    15,000   Bristol-Myers Squibb Company.....................               866,250
    37,400   Pfizer, Inc......................................             1,367,438
    17,700   Schering Plough Corporation......................               650,475
                                                                        ------------
                                                                           2,884,163
                                                                        ------------
    Health Care-Diversified (.7%)
    10,700   Johnson & Johnson................................               749,669
                                                                        ------------
  TECHNOLOGY (20.9%)
    11,500   American Tower Corporation (b)...................               567,813
    31,400   Cisco Systems, Inc. (b)..........................             2,427,613
    23,200   Compuware Corporation (b)........................               488,650

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                           MARKET
SHARES                                                                    VALUE(A)
----------------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
     2,200   Comverse Technology (b)..........................          $    415,800
     5,600   Dell Computer Corporation (b)....................               302,050
     5,900   EMC Corporation (b)..............................               737,500
     9,700   Gateway, Inc. (b)................................               514,100
     9,000   Hewlett-Packard Company..........................             1,193,063
    20,200   Intel Corporation................................             2,665,138
    15,190   International Business Machines..................             1,792,420
    19,000   Lucent Technologies, Inc.........................             1,154,250
     6,600   McLeodusa, Inc. (b)..............................               559,763
    28,600   Microsoft Corporation (b)........................             3,038,750
    10,200   Motorola, Inc....................................             1,452,225
     2,800   Nokia Oyj (c)....................................               608,300
     7,900   Nortel Networks Corporation (c)..................               995,400
                                                                           MARKET
SHARES                                                                    VALUE(A)
----------------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    16,300   Oracle Corporation (b)...........................          $  1,272,419
    10,000   Sun Microsystems, Inc. (b).......................               937,031
     3,800   Telefonaktiebolaget LM Ericsson (c)..............               356,488
     4,800   Texas Instruments, Inc...........................               768,000
                                                                        ------------
                                                                          22,246,773
                                                                        ------------
  UTILITIES (4.5%)
    Electric Companies (2.3%)
    19,500   AES Corporation (b)..............................             1,535,625
    25,900   Peco Energy Company..............................               955,063
                                                                        ------------
                                                                           2,490,688
                                                                        ------------
    Natural Gas (2.2%)
    31,000   Enron Corporation................................             2,321,125
                                                                        ------------
Total common stock (cost: $90,092,870)........................           104,349,756
                                                                        ------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (1.5%)
$1,562,470    Federated Money Market Obligations Trust - Prime
               Obligation Fund, current rate 5.890%.....................    1,562,470
                                                                          -----------
              Total short-term securities (cost: $1,562,470)............    1,562,470
                                                                          -----------
              Total investments in securities
               (cost: $91,655,340) (d)..................................  $105,912,226
                                                                          ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 2.6% of net assets in foreign securities as of March 31, 2000.
(d) At March 31, 2000 the cost of securities for federal income tax purposes was $92,333,710. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.........................................  $16,202,111
  Gross unrealized depreciation.........................................  (2,623,595)
                                                                          ----------
  Net unrealized appreciation...........................................  $13,578,516
                                                                          ==========

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000

(UNAUDITED)

                       ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $91,655,340)........  $105,912,226
Cash in bank on demand deposit.........           11
Receivable for Fund shares sold........       41,093
Receivable for investment securities
 sold..................................      638,630
Accrued interest receivable............        4,513
Dividends receivable...................       73,041
Other receivables......................        5,662
                                         -----------
    Total assets.......................  106,675,176
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................        3,400
Payable for Fund shares redeemed.......       57,350
Payable to Adviser.....................      122,067
                                         -----------
    Total liabilities..................      182,817
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $106,492,359
                                         ===========
Represented by:
  Capital stock - authorized
  10 billion shares (Class A -
  2 billion shares, Class B -
  2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value.......  $    68,850
  Additional paid-in capital...........   96,859,595
  Accumulated net realized losses from
  investments..........................   (4,692,972)
  Unrealized appreciation on
  investments..........................   14,256,886
                                         -----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $106,492,359
                                         ===========
Net assets applicable to outstanding
 Class A shares........................  $89,271,403
                                         ===========
Net assets applicable to outstanding
 Class B shares........................  $15,629,561
                                         ===========
Net assets applicable to outstanding
 Class C shares........................  $ 1,591,395
                                         ===========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  5,759,557............................  $     15.50
                                         ===========
  Class B - Shares outstanding
  1,021,231............................  $     15.30
                                         ===========
  Class C - Shares outstanding
  104,257..............................  $     15.26
                                         ===========

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000

                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $   87,346
  Dividends............................     903,851
                                         ----------
      Total investment income..........     991,197
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     440,118
  Rule 12b-1 fees - Class A............     113,620
  Rule 12b-1 fees - Class B............      86,793
  Rule 12b-1 fees - Class C............       8,872
  Administrative services fee..........      37,200
  Custodian fees.......................       8,318
  Auditing and accounting services.....       9,307
  Legal fees...........................       4,000
  Directors' fees......................       1,132
  Registration fees....................      16,000
  Printing and shareholder reports.....      28,252
  Insurance............................       1,936
  Other................................       6,950
                                         ----------
      Total expenses...................     762,498
                                         ----------
      Investment income - net..........     228,699
                                         ----------
Realized and unrealized losses on
  investments:
  Net realized losses on investments
    (note 3)...........................  (4,260,527)
  Net change in unrealized appreciation
    or depreciation on investments.....   8,053,232
                                         ----------
      Net gains on investments.........   3,792,705
                                         ----------
Net increase in net assets resulting
  from operations......................  $4,021,404
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000 AND YEAR ENDED SEPTEMBER 30, 1999

(UNAUDITED)

                                             2000          1999
                                         ------------  ------------
Operations:
  Investment income - net..............  $    228,699  $    998,312
  Net realized (loss) gain on
    investments........................    (4,260,527)    5,320,674
  Net change in unrealized appreciation
    or depreciation on investments.....     8,053,232     5,693,886
                                         ------------  ------------
      Increase in net assets resulting
        from operations................     4,021,404    12,012,872
                                         ------------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................      (249,000)     (954,423)
    Class B............................             -       (46,968)
    Class C............................             -        (5,609)
  Net realized gains on investments:
    Class A............................    (1,115,365)            -
    Class B............................      (222,560)            -
    Class C............................       (22,368)            -
                                         ------------  ------------
      Total distributions..............    (1,609,293)   (1,007,000)
                                         ------------  ------------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................     2,727,696     8,232,673
    Class B............................       514,554     2,198,168
    Class C............................        49,942       324,824
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................     1,260,054       610,577
    Class B............................       216,243        46,818
    Class C............................        22,191         5,520
  Payments for redemption of shares:
    Class A............................    (9,404,890)  (18,614,760)
    Class B............................    (4,054,820)   (6,881,002)
    Class C............................      (533,399)   (1,749,088)
                                         ------------  ------------
      Decrease in net assets from
        capital share transactions.....    (9,202,429)  (15,826,270)
                                         ------------  ------------
      Total decrease in net assets.....    (6,790,318)   (4,820,398)
Net assets at beginning of period......   113,282,677   118,103,075
                                         ------------  ------------
Net assets at end of period (including
  undistributed net investment income
  of $0 and $10,353, respectively).....  $106,492,359  $113,282,677
                                         ============  ============

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2000
                                                                     (UNAUDITED)

(1) ORGANIZATION

    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $9,948.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $119,771,188 and $127,305,846, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (PFPC Global Fund Services, formerly First Data Investor Services Group). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life Insurance Company (Minnesota Life). Under this agreement, the Fund pays an administrative services fee equal to $6,200 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the Fund's operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $31,586.

    As of March 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,291,861 Class A shares which represents
39.8 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,825.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period from October 1, 1999 to March 31, 2000 and the year ended September 30, 1999 were as follows:

                                                  CLASS A                CLASS B               CLASS C
                                           ---------------------   -------------------   -------------------
                                             2000        1999        2000       1999       2000       1999
                                           --------   ----------   --------   --------   --------   --------
Sold.....................................   179,196      519,547     34,336    142,407     3,344      21,022
Issued for reinvested distributions......    80,088       39,130     13,913      2,964     1,429         364
Redeemed.................................  (619,172)  (1,197,618)  (270,309)  (444,700)  (35,455)   (112,523)
                                           --------   ----------   --------   --------   -------    --------
                                           (359,888)    (638,941)  (222,060)  (299,329)  (30,682)    (91,137)
                                           ========   ==========   ========   ========   =======    ========

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                    CLASS A
                                         --------------------------------------------------------------
                                         PERIOD FROM
                                         OCTOBER 1,
                                           1999 TO
                                          MARCH 31,               YEAR ENDED SEPTEMBER 30,
                                            2000      -------------------------------------------------
                                         (UNAUDITED)    1999      1998      1997       1996    1995(A)
                                         -----------  --------  --------  ---------  --------  --------
Net asset value, beginning of period...    $ 15.14    $ 13.88   $ 18.68   $  15.06   $ 12.96   $ 10.63
                                           -------    -------   -------   --------   -------   -------
Income from investment operations:
  Net investment income (loss).........        .04        .15       .16        .14       .09       .12
  Net gains (losses) on securities
    (both realized and unrealized).....        .55       1.26     (3.04)      5.19      2.91      2.42
                                           -------    -------   -------   --------   -------   -------
    Total from investment operations...        .59       1.41     (2.88)      5.33      3.00      2.54
                                           -------    -------   -------   --------   -------   -------
Less distributions:
  Dividends from net investment
    income.............................       (.04)      (.15)     (.16)      (.14)     (.08)     (.16)
  Distributions from net realized
    gains..............................       (.19)         -     (1.76)     (1.57)     (.82)     (.05)
                                           -------    -------   -------   --------   -------   -------
    Total distributions................       (.23)      (.15)    (1.92)     (1.71)     (.90)     (.21)
                                           -------    -------   -------   --------   -------   -------
Net asset value, end of period.........    $ 15.50    $ 15.14   $ 13.88   $  18.68   $ 15.06   $ 12.96
                                           =======    =======   =======   ========   =======   =======
Total return (c).......................       3.86%     10.13%   (16.45)%    38.35%    24.52%    24.38%
Net assets, end of period (in
  thousands)...........................    $89,271    $92,657   $93,833   $107,322   $48,383   $29,520
Ratio of expenses to average daily net
  assets (d)(e)........................       1.25%(f)    1.21%    1.16%      1.08%     1.26%     1.35%
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................        .54%(f)     .94%     .98%       .85%      .70%     1.01%
Portfolio turnover rate (excluding
  short-term securities)...............      111.3%      78.7%    114.4%      87.7%    128.0%    160.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return has not been annualized.
(d) The Fund's Distributor voluntarily waived $16,931, $107,096, $149,466 and $74,454 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89%, .65% and .50%, respectively.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 in expenses for the year ended September 30, 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.81% for Class A shares, 2.45% for Class B shares and 2.34% for Class C shares, and the ratio of net investment income (loss) to average daily net assets would have been .56% for Class A shares, (.15)% for Class B shares and (.16)% for Class C shares.
(f)  Adjusted to an annual basis.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                   CLASS B                              CLASS C
                                         -----------------------------------------------------------  -----------
                                         PERIOD FROM                                                  PERIOD FROM
                                         OCTOBER 1,                                                   OCTOBER 1,
                                           1999 TO                                                      1999 TO
                                          MARCH 31,              YEAR ENDED SEPTEMBER 30,              MARCH 31,
                                            2000      ----------------------------------------------     2000
                                         (UNAUDITED)    1999      1998      1997     1996    1995(A)  (UNAUDITED)
                                         -----------  --------  --------  --------  -------  -------  -----------
Net asset value, beginning of period...    $ 14.97    $ 13.73   $ 18.52   $ 14.92   $12.90   $10.63     $14.93
                                           -------    -------   -------   -------   ------   ------     ------
Income from investment operations:
  Net investment income (loss).........          -        .03       .03         -     (.01)     .02          -
  Net gains (losses) on securities
    (both realized and unrealized).....        .52       1.24     (3.02)     5.18     2.86     2.41        .52
                                           -------    -------   -------   -------   ------   ------     ------
    Total from investment operations...        .52       1.27     (2.99)     5.18     2.85     2.43        .52
                                           -------    -------   -------   -------   ------   ------     ------
Less distributions:
  Dividends from net investment
    income.............................          -       (.03)     (.04)     (.01)    (.01)    (.11)         -
  Distributions from net realized
    gains..............................       (.19)         -     (1.76)    (1.57)    (.82)    (.05)      (.19)
                                           -------    -------   -------   -------   ------   ------     ------
    Total distributions................       (.19)      (.03)    (1.80)    (1.58)    (.83)    (.16)      (.19)
                                           -------    -------   -------   -------   ------   ------     ------
Net asset value, end of period.........    $ 15.30    $ 14.97   $ 13.73   $ 18.52   $14.92   $12.90     $15.26
                                           =======    =======   =======   =======   ======   ======     ======
Total return (c).......................       3.42%      9.26%   (17.21)%   37.68%   23.37%   23.18%      3.43%
Net assets, end of period (in
  thousands)...........................    $15,630    $18,611   $21,176   $21,405   $7,095   $1,635     $1,591
Ratio of expenses to average daily net
  assets (d)(e)........................       2.00%(f)    1.96%    1.95%     1.98%    2.15%    2.25%      2.00%(f)
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................      (.19)%(f)     .20%     .18%     (.05)%   (.11)%    .05%     (.20)%(f)
Portfolio turnover rate (excluding
  short-term securities)...............      111.3%      78.7%    114.4%     87.7%   128.0%   160.1%     111.3%

                                                                CLASS C
                                         -----------------------------------------------------

                                                                                  PERIOD FROM
                                                                                   MARCH 1,
                                                YEAR ENDED SEPTEMBER 30,          1995(B) TO
                                         --------------------------------------  SEPTEMBER 30,
                                           1999      1998      1997      1996        1995
                                         --------  --------  --------  --------  -------------
Net asset value, beginning of period...   $13.68    $18.48    $14.94    $12.90      $10.79
                                          ------    ------    ------    ------      ------
Income from investment operations:
  Net investment income (loss).........      .03       .03         -         -         .02
  Net gains (losses) on securities
    (both realized and unrealized).....     1.25     (3.04)     5.12      2.88        2.14
                                          ------    ------    ------    ------      ------
    Total from investment operations...     1.28     (3.01)     5.12      2.88        2.16
                                          ------    ------    ------    ------      ------
Less distributions:
  Dividends from net investment
    income.............................     (.03)     (.03)     (.01)     (.02)       (.05)
  Distributions from net realized
    gains..............................        -     (1.76)    (1.57)     (.82)          -
                                          ------    ------    ------    ------      ------
    Total distributions................     (.03)    (1.79)    (1.58)     (.84)       (.05)
                                          ------    ------    ------    ------      ------
Net asset value, end of period.........   $14.93    $13.68    $18.48    $14.94      $12.90
                                          ======    ======    ======    ======      ======
Total return (c).......................     9.35%   (17.28)%   37.10%    23.59%      20.13%
Net assets, end of period (in
  thousands)...........................   $2,015    $3,094    $3,399    $1,156      $   47
Ratio of expenses to average daily net
  assets (d)(e)........................     1.96%     1.95%     1.98%     2.13%       2.25%(f)
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................      .21%      .18%     (.05)%    (.01)%     (.07)%(f)
Portfolio turnover rate (excluding
  short-term securities)...............     78.7%    114.4%     87.7%    128.0%      160.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return has not been annualized.
(d) The Fund's Distributor voluntarily waived $16,931, $107,096, $149,466 and $74,454 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89%, .65% and .50%, respectively.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 in expenses for the year ended September 30, 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.81% for Class A shares, 2.45% for Class B shares and 2.34% for Class C shares, and the ratio of net investment income (loss) to average daily net assets would have been .56% for Class A shares, (.15)% for Class B shares and (.16)% for Class C shares.
(f)  Adjusted to an annual basis.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.Advantusfunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.Advantusfunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

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
   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
       CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS CORNERSTONE FUND
        IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE
                 ADVANTUS CORNERSTONE FUND, AND (B) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                     PRESORTED STANDARD
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48648 Rev. 5-2000